Exhibit 10.9B

AMENDMENT NUMBER ONE

to the

Amended and Restated Master Loan and Security Agreement

Dated as of April 28, 2005

by and between

AAMES CAPITAL CORPORATION,

AAMES INVESTMENT CORPORATION

and

CITIGROUP GLOBAL MARKETS REALTY CORP.

This AMENDMENT NUMBER ONE is made as of September 30, 2005, by and between AAMES CAPITAL CORPORATION, having an address at 350 South Grand Avenue, 43rd Floor, Los Angeles, California 90071 (a “Borrower”), AAMES INVESTMENT CORPORATION, having an address at 350 South Grand Avenue, 43rd Floor, Los Angeles, California 90071 (a “Borrower”, and together with Aames Capital Corporation, the “Borrowers”) and CITIGROUP GLOBAL MARKETS REALTY CORP., having an address at 350 Greenwich Street, 4th Floor, New York, New York 10013 (the “Lender”), to the Amended and Restated Master Loan and Security Agreement, dated as of April 28, 2005, by and between the Borrowers and the Lender (the “Agreement”). Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement.

RECITALS

WHEREAS, the Borrowers have requested that the Lender agree to amend the Agreement to extend the termination date thereunder, to amend the sublimit thereunder with respect to second lien mortgage loans, and to amend the sublimit thereunder with respect to high LTV mortgage loans, and the Lender has agreed to such amendments;

WHEREAS, as of the date of this Amendment, the Borrowers represent to the Lender that it is in compliance with all of the representations and warranties and all of the affirmative and negative covenants set forth in the Agreement and are not in default under the Agreement; and

WHEREAS, the Borrowers and the Lender have agreed to amend the Agreement as set forth herein.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and for the mutual covenants herein contained, the parties hereto hereby agree as follows:

SECTION 1. Effective as of September 30, 2005, the definition of “Termination Date” in Section 1 of the Agreement is hereby amended to read in its entirety as follows:

“Termination Date” shall mean September 29, 2006, or such earlier date on which this Loan Agreement shall terminate in accordance with the provisions hereof or by operation of law.

SECTION 2. Effective as of September 30, 2005, subpart (10) of the definition of “Collateral Value” in Section 1 of the Agreement is hereby amended by to read in its entirety as follows:

(10)	which is a High LTV Mortgage Loan and the Collateral Value of such High LTV Mortgage Loan, when added to the Collateral Value of all other High LTV Mortgage Loans that secure Advances hereunder exceeds the greater of (i) ten percent (10%) of the aggregate Collateral Value of all Advances outstanding hereunder and (ii) $30,000,000;

SECTION 3. Effective as of September 30, 2005, the definition of “Collateral Value” in Section 1 of the Agreement is hereby amended by deleting the period at the end of subpart (12) and adding “; or” in its place, and adding the following new subpart (13) to read in its entirety as follows:

(13)	which is a Second Lien Mortgage Loan and the Collateral Value of such Second Lien Mortgage Loan, when added to the Collateral Value of all other Second Lien Mortgage Loans that secure Advances hereunder exceeds the greater of (i) ten percent (10%) of the aggregate Collateral Value of all Advances outstanding hereunder and (ii) $30,000,000.

SECTION 4. Effective as of September 30, 2005, subpart (g) of Schedule 1 to the Agreement is hereby amended by deleting such subpart in its entirety and replacing it with the following:

(g) Compliance with Applicable Laws. Any and all requirements of any federal, state or local law including, without limitation, usury, truth-in-lending, all applicable predatory and abusive lending, real estate settlement procedures, consumer credit protection, equal credit opportunity or disclosure laws applicable to the origination and servicing of such Mortgage Loan have been complied with, the consummation of the transactions contemplated hereby will not involve the violation of any such laws or regulations, and the Borrowers shall maintain or shall cause its agent to maintain in its possession, available for the inspection of the Lender, and shall deliver to the Lender, upon two Business Days’ request, evidence of compliance with all such requirements;

SECTION 5. Effective as of September 30, 2005, subpart (yy) of Schedule 1 to the Agreement is hereby amended by deleting such subpart in its entirety and replacing it with the following:

(yy) HOEPA. No Mortgage Loan is (a) subject to the provisions of the Homeownership and Equity Protection Act of 1994 as amended (“HOEPA”), (b) a “high cost” mortgage loan, “covered” mortgage loan, “high risk home” mortgage loan, or “predatory” mortgage loan or any other comparable term, no matter how defined under any federal, state or local law, (c) subject to any comparable federal, state or local statutes or regulations, or any other statute or regulation providing for heightened regulatory scrutiny or assignee liability to holders of such mortgage loans, or (d) a High Cost Loan or Covered Loan, as applicable (as such terms are defined in the current Standard & Poor’s LEVELS® Glossary Revised, Appendix E);

SECTION 6. Effective as of September 30, 2005, subpart (aaa) of Schedule 1 to the Agreement is hereby amended by deleting such subpart in its entirety and replacing it with the following:

(aaa) Georgia Mortgage Loans. No Mortgage Loan which is secured by a Mortgaged Property which is located in the state of Georgia was originated prior to March 7, 2004;

SECTION 7. Conversion to Repurchase Facility. The Borrowers hereby agree to execute all documents necessary to convert the facility provided under the Agreement into a master repurchase facility, in forms acceptable to the Lender and on terms reasonably similar to the terms of the Agreement and all amendments thereto, within ninety (90) days of the date hereof. The Borrowers acknowledge that the Lender has entered into this Amendment Number One in reliance on the Borrowers’ agreement to execute such repurchase facility documents.

SECTION 8. Defined Terms. Any terms capitalized but not otherwise defined herein should have the respective meanings set forth in the Agreement.

SECTION 9. Limited Effect. Except as amended hereby, the Agreement shall continue in full force and effect in accordance with its terms. Reference to this Amendment need not be made in the Agreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Agreement, any reference in any of such items to the Agreement being sufficient to refer to the Agreement as amended hereby.

SECTION 10. Representations. In order to induce the Lender to execute and deliver this Amendment Number One, the Borrowers hereby represent to the Lender that as of the date hereof, the Borrowers are in full compliance with all of the terms and conditions of the Agreement and no Default or Event of Default has occurred and is continuing under the Agreement.

SECTION 11. Governing Law. This Amendment Number One shall be construed in accordance with the laws of the State of New York and the obligations, rights, and remedies of the parties hereunder shall be determined in accordance with such laws without regard to conflict of laws doctrine applied in such state (other than Section 5-1401 of the New York General Obligations Law).

SECTION 12. Counterparts. This Amendment Number One may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

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IN WITNESS WHEREOF, the Borrowers and the Lender have caused this Amendment Number One to be executed and delivered by their duly authorized officers as of the day and year first above written.

AAMES CAPITAL CORPORATION (Borrower)

By:
Name:
Title:

AAMES INVESTMENT CORPORATION (Borrower)

By:
Name:
Title:

CITIGROUP GLOBAL MARKETS REALTY CORP. (Lender)

By:
Name:
Title: